Exhibit 10.22

EXECUTION VERSION

ASSET AND INTEREST TRANSFER AGREEMENT

This Asset and Interest Transfer Agreement (this “Agreement”) is entered into as of March [●], 2022, by and between Series MRCS, a designated series of MDA, Series, LLC, a Delaware series limited liability company (“MRCS”), and MSP Recovery, LLC, a Delaware limited liability company (the “Company”).

Recitals:

A.          WHEREAS, MRCS is party to that certain Investment Agreement, dated as of October 23, 2020, by and among MRCS, Hazel Holdings I LLC, a Delaware limited liability company, and MSP Recovery Holding Series 01, LLC, a Delaware limited liability company (the “Investment Agreement”).

B.           WHEREAS, MRCS owns all of the equity interests in each of the series set forth on Exhibit A hereto (such equity interests, collectively, the “Equity Interests”).

C.          WHEREAS, in anticipation of the transactions contemplated by that certain Membership Interest Purchase Agreement, dated July 11, 2021 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “MIPA”), by and among Lionheart Acquisition Corporation II, a Delaware corporation (“LCAP”), Lionheart II Holdings, LLC, a Delaware limited liability company and subsidiary of LCAP, each limited liability company set forth on Schedule 2.1(a) thereto (the “MSP Purchased Companies”), the members of the MSP Purchased Companies listed on Schedule 2.1(b) thereto (the “Members”), and John H. Ruiz, in his capacity as the representative of the Members, and the consideration MRCS will receive as a designee of the Members of the MSP Purchased Companies, MRCS desires to assign and transfer to the Company, and the Company desires to accept from MRCS, all right, title and interest of MRCS in, to and under the Investment Agreement and the Equity Interests.

Agreements:

NOW, THEREFORE, in consideration of the agreements set forth herein and in that certain MIPA, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MRCS and the Company hereby agree as follows:

1.            Assignment of Investment Agreement. MRCS hereby sells, conveys, assigns, transfers and delivers to the Company, free and clear of all liens, encumbrances, rights of first refusal and liabilities of any kind or nature, and the Company hereby purchases, acquires and accepts from MRCS, all of MRCS’s right, title and interest in, to and under the Investment Agreement.

2.           Assignment of Equity Interests. MRCS hereby sells, conveys, assigns, transfers and delivers to the Company, free and clear of all liens, encumbrances, rights of first refusal and liabilities of any kind or nature other than those that arise under applicable securities laws or the organizational documents of the LLC, and the Company hereby acquires and accepts from MRCS, all of such MRCS’s right, title and interest in, to and under the Equity Interests.

3.            Representations and Warranties of MRCS.

a)           MRCS holds all right, title and interest (legal and beneficial) in and to the Equity Interests, and the Equity Interests and MRCS’s right, title and interest in, to, and under the Investment Agreement are being transferred free and clear of all liens, encumbrances, rights of first refusal and liabilities of any kind or nature (other than those described in Sections 1 and 2)

b)           MRCS has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by MRCS of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by MRCS. This Agreement, when executed and delivered by the Company, will constitute the valid and legally binding obligation of MRCS, enforceable in accordance with its terms except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies (the “Bankruptcy and Enforceability Exception”).

c)          The execution, delivery and performance by MRCS of this Agreement and the consummation of the transactions contemplated hereby will not, with or without the passage of time and giving of notice (i) violate any law applicable to MRCS, including any applicable securities laws or (ii) conflict with or result in a breach or violation of, or constitute a default under, or result in a termination of, or accelerate the performance required by, or require any action (including any authorization, consent or approval) or notice to any person under (A) any governmental order applicable to or otherwise affecting either MRCS or its assets or properties, (B) any contract of MRCS, or (C) the organizational documents of MRCS, except, in the case of clause (ii)(B), as would not be reasonably expected to have a materially adverse effect on the ability of MRCS to perform its obligations under this Agreement.

d)          MRCS has not engaged any brokers, finders or agents, and has not and will not, incur, directly or indirectly, as a result of any action taken by MRCS, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement for which the Company will have any liability.

e)          Other than the foregoing representations and warranties set forth in clauses (a) – (d) above, MRCS makes no other representation or warranty in connection with this Agreement. The foregoing representations and warranties set forth in clauses (a) – (d) above shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

4.            Representations and Warranties of the Company.

a)           The Company has the legal capacity and full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Company. This Agreement, when executed and delivered by MRCS, will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms except as limited by the Bankruptcy and Enforceability Exception.

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b)           The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not, with or without the passage of time and giving of notice (i) violate any law applicable to the Company, including applicable securities laws, or (ii) conflict with or result in a breach or violation of, or constitute a default under, or result in a termination of, or accelerate the performance required by, or require any action (including any authorization, consent or approval) or notice to any person under (A) any governmental order applicable to or otherwise affecting either the Company or its assets or properties, (B) any contract of the Company, or (C) any of the transfer restrictions set forth in the Partnership Agreement, except in the case of clause (ii)(B), as would not be reasonably expected to have a material adverse effect on the ability of the Company to perform its obligation under this Agreement.

c)          The Company has not engaged any brokers, finders or agents, and has not and will not, incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement for which MRCS will have any liability.

d)           Other than the foregoing representations and warranties set forth in clauses (a) – (c) above, the Company makes no other representations or warranties in connection with this Agreement. The foregoing representations and warranties set forth in clauses (a) – (c) above shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

5.           Further Assurances. Each of the parties shall execute, acknowledge and deliver any such additional documents, instruments, notices, assumptions, releases, conveyances and assurances and take such further actions as may be necessary or appropriate to give effect to the transactions contemplated by this Agreement or may be reasonably requested by the other party hereto.

6.            Binding Effect. This Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable only by the parties hereto and their permitted successors and assigns, and shall survive execution and delivery hereof. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto any rights or remedies of any nature whatsoever under or by reason of this Agreement.

7.           Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

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8.            Waiver; Modification. No waiver, modification or change of any of the provisions of this Agreement shall be valid unless in writing and signed by the party against whom such claimed waiver, modification or change is sought to be enforced.

9.           Counterparts. This Agreement may be executed in counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to Agreement by facsimile or .pdf shall be as effective as delivery of a manually executed counterpart of this Agreement.

10.         Headings. The headings contained in this Agreement are for convenience purposes only and will not in any way affect the meaning or interpretation hereof.

[Remainder of page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first above written.

SERIES MRCS

By:
Name:
Title:

[Signature Page to Asset and Interest Transfer Agreement]

[MSP RECOVERY, LLC]

By:
Name:
Title:

[Signature Page to Asset and Interest Transfer Agreement]

Exhibit A

Series 15-09-32
Series 18-01-812
Series 17-12-674
Series 19-05-1023
Series 15-11-392
Series 15-12-404
Series 15-08-14
Series 15-08-17
Series 19-05-1042
Series 15-12-406
Series 17-02-565
Series 16-03-441
Series 16-03-444
Series 15-11-386
Series 16-02-437
Series 16-02-427
Series 17-03-584
Series 16-05-455
Series 15-11-378
Series 15-10-358
Series 16-02-438
Series 15-11-376
Series 15-12-397
Series 15-08-24
Series 18-104-859
Series 19-02-982
Series-18-11-949
Series-18-03-848
Series 15-12-407
Series 16-04-448
Series 15-08-26
Series 15-10-357
Series 17-03-620
Series 15-09-281
Series 15-09-284
Series 16-03-442
Series 15-08-15
Series 15-08-16
Series 15-11-373
Series 15-12-403
Series 15-11-372

Series 15-11-375
Series 15-11-377
Series 16-02-429
Series 16-02-428
Series 15-11-374
Series 15-08-27
Series 15-09-273
Series 16-02-426
Series 15-08-19
Series-18-05-872
Series 15-09-242
Series 15-09-288
Series 15-12-402
Series 15-12-400
Series-15-08-12
Series 17-08-647
Series 16-02-436
Series 16-02-433
Series 15-12-399
Series 15-09-330
Series 15-12-398
Series 15-12-401
Series 15-08-18
Series 16-11-524
Series 16-01-409
Series-15-09-326
Series 15-10-362
Series 15-12-396
Series 16-10-504
Series 16-02-425
Series 16-05-457
Series 16-04-454
Series 16-02-435
Series 17-07-642
Series 15-08-21
Series 16-01-413
Series 18-01-811
Series 15-11-383
Series 16-03-440
Series 16-01-410
Series 16-02-439
Series 15-08-23
Series 15-11-380

Series 17-02-564
Series 16-07-481
Series 15-10-361
Series 16-01-420
Series 19-06-1058
Series 15-08-10
Series 15-11-387
Series 15-09-250
Series 15-09-250
Series 15-11-371
Series 15-09-30
Series 19-06-1054
Series 15-08-25
Series 15-09-108